UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 30, 2004
                                                --------------------------------

GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004, relating to the GSAMP Trust 2004-HE2, Mortgage Pass-Through Certificates, Series 2004-HE2)

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             (Exact name of registrant as specified in its charter)


Delaware                           333-100818-44                13-6357101
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(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)


85 Broad Street, New York, New York                               10004
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code  (212) 902-1000
                                                   -----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 5.     Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2004-HE2, Mortgage Pass-Through Certificates, Series 2004-HE2. On July 30, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Pooling and Servicing Agreement"), by and among GS Mortgage Securities Corp., as depositor, Countrywide Home Loans Servicing LP, as a servicer, Chase Manhattan Mortgage Corporation, as a servicer, Ocwen Federal Bank FSB, as a servicer, Ameriquest Mortgage Company, as a responsible party, and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2004-HE2, Mortgage Pass-Through Certificates, Series 2004-HE2 (the "Certificates"), issued in sixteen classes. The Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-3C, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate initial class principal balance as of July 1, 2004 of $866,771,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of July 28, 2003, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of July 1, 2004, by and among GS Mortgage Securities Corp., as depositor, Countrywide Home Loans Servicing LP, as a servicer, Chase Manhattan Mortgage Corporation, as a servicer, Ocwen Federal Bank FSB, as a servicer, Ameriquest Mortgage Company, as a responsible party, and Deutsche Bank National Trust Company, as trustee.


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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2004                     GS MORTGAGE SECURITIES CORP.


                                          By:   /s/ Howard Altarescu
                                              ----------------------------------
                                              Name: Howard Altarescu
                                              Title:Vice President


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                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.             Description                                       Page
-----------             -----------                                       ----

4                                                                           6
                        Pooling and Servicing Agreement, dated as of July 1, 2004, by and among GS Mortgage
                        Securities Corp., as depositor, Countrywide
                        Home Loans Servicing LP, as a servicer, Chase Manhattan Mortgage Corporation, as a servicer, Ocwen Federal Bank FSB, as a servicer,
                        Ameriquest Mortgage Company, as a responsible party, and Deutsche Bank National Trust
                        Company, as trustee.